Summary Prospectus Supplement	March 1, 2017

Putnam VT Income Fund
Summary Prospectus dated April 30, 2016

The sub-section Portfolio managers in the section Your fund’s management is replaced in its entirety with the following:

Portfolio managers

Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2007

Brett Kozlowski, Portfolio Manager, portfolio manager of the fund since 2011

Emily Shanks, Portfolio Manager, portfolio manager of the fund since 2017

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